SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 23, 2002

                                                         --------------
                          PLM Equipment Growth Fund VI
             (Exact name of registrant as specified in its charter)

        California                    0-21806               94-3135515
(State  or  other  jurisdiction    (Commission          (IRS  Employer
     of  incorporation)            File  Number)     Identification  No.)


     450  Carillon  Parkway,  Suite  200  St.  Petersburg,  FL     33716
     (Address  of  principal  executive  offices)          (Zip  Code)


Registrant's  telephone  number,  including  area  code  (727)  803-8200
                                                         ---------------



         120 Montgomery Street, Suite 1350 San Francisco, CA  94105-1301
         ---------------------------------------------------------------
      (Former  name  or  former  address,  if  changed  since  last  report)

Item  5.      Other  Events
              -------------

     On July 23, 2002, PLM Equipment Growth Fund VI (the "Partnership") received notice of a mini-tender offer by Peachtree Partners. On August 5, 2002, the Partnership mailed a response to the mini-tender offer to all of the Partnership's limited partners, a copy of which is filed as Exhibit 99.


Item  7.     Financial  Statements, Pro Forma Financial Information and Exhibits
             -------------------------------------------------------------------

     (c)     Exhibits
             --------

             Exhibit 99 Letter to the Limited Partners of PLM Equipment Growth Fund VI

                                   SIGNATURES
                                   ----------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   August  5,  2002               PLM  Equipment  Growth  Fund  VI


                                           By:     /s/  Stephen  M.  Bess
                                                   ----------------------
                                           Name:  Stephen  M.  Bess
                                           Title:  Current  Chief  Accounting
                                                   Officer

                                  EXHIBIT INDEX
                                  -------------




Exhibit
Number   Exhibit Name                                                     Location
-------  ---------------------------------------------------------------  --------------


99       Letter to the Limited Partners of  PLM Equipment Growth Fund VI  Filed herewith

